                                                                   EXHIBIT 99.1


THE TABLE BELOW CONTAINS SELECTED FINANCIAL DATA RELATED TO NET INCOME PER SHARE AND WEIGHTED AVERAGE SHARES OUTSTANDING FROM THE 1996 ANNUAL REPORT ON FORM 10-K OF JDN REALTY CORPORATION (THE "REGISTRANT"), WHICH HAS BEEN RESTATED TO PRESENT THE EFFECTS OF FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128, EARNINGS PER SHARE (THE "NEW STANDARD").




                                                             Years Ended December 31,
                                         ---------------------------------------------------------
                                                              Pro Forma (1)
                                                1996      1995     1994      1994     1993    1992
--------------------------------------------------------------------------------------------------
Per Share Data

Net income per share-basic                   $  1.50     $1.22     $  .93      --      --       --
Net income per share-diluted                 $  1.50     $1.22     $  .93      --      --       --
Weighted average number shares
   outstanding (in thousands)
     Basic                                    11,086     8,819      7,531      --      --       --
     Diluted                                  11,143     8,820      7,531      --      --       --


(1) Proforma information represents the results of operations as if the Company's initial public offering and related transactions had been completed on January 1, 1994.

Earnings per share data for 1994 and prior periods are not relevant because the results of operations include the period prior to the Registrant's initial public offering, which represents combined operations of partnerships and corporations. Net income per share for the period subsequent to the Registrant's initial public offering, March 29, 1994 to December 31, 1994, was $.42 basic and $.42 diluted based on 7,530,844 shares and 7,530,844 shares outstanding, respectively.

THE TABLE BELOW CONTAINS FOOTNOTE 13 TO THE QUARTERLY FINANCIAL INFORMATION (UNAUDITED) FROM THE REGISTRANT'S 1996 ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN RESTATED TO PRESENT THE EFFECTS OF THE NEW STANDARD.

The following is a summary of the unaudited quarterly financial information for the years ended December 31, 1996 and 1995:

                                                           Quarter
                                         ---------------------------------------
                                         First    Second    Third     Fourth
--------------------------------------------------------------------------------
1996:

Per share:
Net income-basic                          $ .35    $ .38     $ .39    $ .39
          -diluted                        $ .35    $ .38     $ .39    $ .38

1995:

Per share (1):
Income before extraordinary items         $ .28    $ .25     $ .33    $ .40
Net income                                $ .28    $ .25     $ .28    $ .40


(1) Basic and diluted are identical.

THE TABLE BELOW CONTAINS NET INCOME PER SHARE AND WEIGHTED AVERAGE SHARES OUTSTANDING FROM THE REGISTRANT'S MARCH 31, JUNE 30, AND SEPTEMBER 30, 1997 FILINGS ON FORM 10-Q WHICH HAVE BEEN RESTATED TO PRESENT THE EFFECTS OF THE NEW STANDARD.


                                                              Per share data
                                         ----------------------------------------------------------    Weighted average
                                              Income before                                          shares outstanding
                                         extraordinary items  Extraordinary items    Net income        (In thousands)
                                         ------------------------------------------------------------------------------
                                                Basic                Basic              Basic               Basic
                                         ------------------------------------------------------------------------------
March 31, 1997 Form 10-Q:

Three months ended March 31, 1997                 --                  --               $ .40           13,617
Three months ended March 31, 1996                 --                  --               $ .35           10,386

June 30, 1997 Form 10-Q:

Three months ended June 30, 1997               $ .44               $(.03)              $ .41           15,460
Three months ended June 30, 1996                  --                  --               $ .38           11,012
Six months ended June 30,1997                  $ .84               $(.03)              $ .81           14,543
Six months ended June 30,1996                     --                  --               $ .73           10,699

September 30, 1997 Form 10-Q:

Three months ended September 30, 1997          $ .46               $(.36)              $ .10           15,467
Three months ended September 30, 1996             --                  --               $ .39           11,012
Nine months ended September 30,1997            $1.30               $(.40)              $ .90           14,854
Nine months ended September 30,1996               --                  --               $1.12           10,804


                                                              Per share data
                                      --------------------------------------------------------------  Weighted average
                                          Income before                                              shares outstanding
                                      extraordinary items   Extraordinary items    Net income         (In thousands)
                                      ---------------------------------------------------------------------------------
                                            Diluted              Diluted             Diluted             Diluted
                                      ---------------------------------------------------------------------------------

March 31, 1997 Form 10-Q:

Three months ended March 31, 1997                 --                  --               $ .40           13,822
Three months ended March 31, 1996                 --                  --               $ .35           10,423

June 30, 1997 Form 10-Q:

Three months ended June 30, 1997               $ .43               $(.03)              $ .40           15,688
Three months ended June 30, 1996                  --                  --               $ .38           11,026
Six months ended June 30,1997                  $ .83               $(.03)              $ .80           14,760
Six months ended June 30,1996                     --                  --               $ .73           10,720

September 30, 1997 Form 10-Q:

Three months ended September 30, 1997          $ .45               $(.35)              $ .10           15,804
Three months ended September 30, 1996             --                  --               $ .39           11,059
Nine months ended September 30,1997            $1.28               $(.40)              $ .88           15,107
Nine months ended September 30,1996               --                  --               $1.12           10,830

THE TABLE BELOW PRESENTS ADDITIONAL REQUIRED DISCLOSURES UNDER THE NEW STANDARD FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994.

                                                                     1996                  1995                  1994
                                                                  ---------------------------------------------------------
Numerator:
    Income before extraordinary items                             $ 16,682,085          $ 11,268,306          $   5,092,490
    Extraordinary items                                                     --              (531,027)            (2,092,248)
                                                                  ------------          ------------          -------------
    Net income                                                    $ 16,682,085          $ 10,737,279          $   3,000,242
                                                                  ------------          ------------          -------------


Denominator:
    Denominator for basic earnings per share -
       weighted-average shares                                      11,085,835             8,819,303              7,530,844
    Effect of dilutive securities:
       Employee stock options                                           57,216                   444                     --
                                                                  ------------          ------------          -------------

    Denominator for diluted earnings per share -
       adjusted weighted-average shares                             11,143,051             8,819,747          $   7,530,844
                                                                  ============          ============          =============


Income per share - basic:
    Income before extraordinary items                             $       1.50          $       1.28
    Extraordinary items                                                     --          $      ( .06)
                                                                  ------------          ------------
    Net income                                                    $       1.50          $       1.22
                                                                  ============          ============

Income per share - diluted:
    Income before extraordinary items                             $        1.50         $       1.28
    Extraordinary items                                                      --         $       (.06)
                                                                  -------------         ------------
    Net income                                                    $        1.50         $       1.22
                                                                  =============         ============






Earnings per share data for 1994 are not relevant because the results of operations include the period prior to the Registrant's initial public offering, which represents combined operations of partnerships and corporations. Net income per share for the period subsequent to the Registrant's initial public offering, March 29, 1994 to December 31,1994, was $.42 basic and $.42 diluted based on 7,530,844 shares and 7,530,844 shares outstanding, respectively.

Options to purchase 48,000, 629,813 and 645,813 shares of common stock at December 31, 1996, 1995 and 1994, respectively, were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE MONTHS ENDED MARCH 31, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:


                                                               Three Months Ended
                                                       March 31, 1997     March 31, 1996
                                                       ---------------------------------
Numerator:
    Income before extraordinary items                    $5,503,000        $ 3,618,000
    Extraordinary items                                          --                --
                                                         ----------        -----------
    Net income                                           $5,503,000        $ 3,618,000
                                                         ----------        -----------


Denominator:
    Denominator for basic earnings per share -
       weighted-average shares                           13,616,930         10,385,680
    Effect of dilutive securities:
       Employee stock options                               205,553             37,704
                                                        -----------        -----------

    Denominator for diluted earnings per share -
       adjusted weighted-average shares                  13,822,483         10,423,384
                                                        ===========        ===========


Income per share - basic:
    Income before extraordinary items                   $       .40        $       .35
    Extraordinary items                                          --                 --
                                                        -----------        -----------
    Net income                                          $       .40        $       .35
                                                        ===========        ===========

Income per share - diluted:
    Income before extraordinary items                   $       .40        $       .35
    Extraordinary items                                          --                 --
                                                        -----------        -----------
    Net income                                          $       .40        $       .35
                                                        ===========        ===========






Options to purchase 12,000 and 63,000 shares of common stock for the three months ended March 31, 1997 and 1996 respectively, were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:


                                              Three Months Ended                   Six Months Ended
                                        June 30, 1997    June 30, 1996      June 30, 1997   June 30, 1996
                                        ------------------------------      -----------------------------

Numerator:
  Income before extraordinary items      $ 6,726,000      $ 4,155,000       $12,229,000     $ 7,773,000
  Extraordinary items                       (401,000)             --           (401,000)            --
                                         -----------      -----------       -----------     -----------
  Net income                             $ 6,325,000      $ 4,155,000       $11,828,000     $ 7,773,000
                                         -----------      -----------       -----------     -----------

Denominator:
  Denominator for basic earnings per
  share-weighted-average shares           15,459,597       11,012,054        14,543,354      10,698,867

  Effect of dilutive securities:
    Employee stock options                   228,278           13,758           217,133          21,537
                                         -----------      -----------       -----------     -----------
  Denominator for diluted earnings
    per share-adjusted weighted-
    average shares                        15,687,875       11,025,812        14,760,487      10,720,404
                                         ===========      ===========       ===========     ===========

Income per share-basic:
  Income before extraordinary items      $       .44      $       .38       $       .84     $       .73
  Extraordinary items                    $      (.03)              --       $      (.03)    $        --
                                         -----------      -----------       -----------     -----------
  Net income                             $       .41      $       .38       $       .81     $       .73
                                         ===========      ===========       ============    ===========
Income per share-diluted:
  Income before extraordinary items      $       .43      $       .38       $       .83     $       .73
  Extraordinary items                    $      (.03)              --       $      (.03)             --
                                         -----------      -----------       -----------     -----------
  Net income                             $       .40      $       .38       $       .80     $       .73
                                         ===========      ===========       ===========     ===========


Options to purchase 2,500 and 636,813, shares of common stock for the three months ended June 30, 1997 and 1996 respectively and 2,500 and 636,813 shares of common stock for the six months ended June 30, 1997 and 1996, respectively, were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:


                                                          Three Months Ended                     Nine Months Ended
                                                September 30, 1997   September 30, 1996   September 30, 1997  September 30, 1996
                                                ---------------------------------------   -------------------------------------
Numerator:
    Income before extraordinary items              $  7,078,000         $  4,311,000        $  19,307,000      $ 12,084,000
    Extraordinary items                              (5,539,000)                  --           (5,940,000)             --
                                                   ------------         ------------        -------------      ------------
    Net income                                     $  1,539,000         $  4,311,000        $  13,367,000      $ 12,084,000
                                                   ------------         ------------        -------------      ------------


Denominator:
    Denominator for basic earnings per share -
       weighted-average shares                       15,466,524           11,012,054           14,854,459        10,804,025
    Effect of dilutive securities:
       Employee stock options                           337,336               47,217              252,710            26,223
                                                   ------------         ------------        -------------      ------------

    Denominator for diluted earnings per share -
       adjusted weighted-average shares              15,803,860           11,059,271           15,107,169        10,830,248
                                                   ============         ============        =============      ============


Income per share - basic:
    Income before extraordinary items              $        .46         $        .39        $        1.30      $       1.12
    Extraordinary items                            $       (.36)        $         --        $        (.40)     $         --
                                                   ------------         ------------        -------------      ------------
    Net income                                     $        .10         $        .39        $         .90      $       1.12
                                                   ============         ============        =============      ============

Income per share - diluted:
    Income before extraordinary items              $        .45         $        .39        $        1.28      $       1.12
    Extraordinary items                            $       (.35)        $         --        $        (.40)               --
                                                   ------------         ------------        -------------      ------------
    Net income                                     $        .10         $        .39        $         .88      $       1.12
                                                   ============         ============        =============      ============




Options to purchase 0 and 48,000 shares of common stock for the three months ended September 30, 1997 and 1996 respectively, and 940,000 and 57,000 shares of common stock for the nine months ended September 30, 1997 and 1996 respectively were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1997 AND 1996.

The following table sets forth the computation of basic and diluted earnings per share:


                                                          Three Months Ended                         Twelve Months Ended
                                                December 31, 1997   December 31, 1996     December 31, 1997  December 31, 1996
                                                ---------------------------------------   -------------------------------------
Numerator:
    Income before extraordinary items                 7,926,000            4,598,000           27,233,000        16,682,000
    Extraordinary items                                      --                   --           (5,940,000)               --
                                                   ------------         ------------        -------------      ------------
    Net income                                        7,926,000            4,598,000           21,293,000        16,682,000
                                                   ------------         ------------        -------------      ------------


Denominator:
    Denominator for basic earnings per share -
       weighted-average shares                       16,929,366           11,925,141           15,377,449        11,085,835
    Effect of dilutive securities:
       Employee stock options                           339,316              141,573              267,598            57,216
                                                   ------------         ------------        -------------      ------------

    Denominator for diluted earnings per share -
       adjusted weighted-average shares              17,268,682           12,066,714           15,645,047        11,143,051
                                                   ============         ============        =============      ============


Income per share - basic:
    Income before extraordinary items              $        .47         $        .39        $        1.77      $       1.50
    Extraordinary items                                      --                   --        $        (.39)               --
                                                   ------------         ------------        -------------      ------------
    Net income                                     $        .47         $        .39        $        1.38      $       1.50
                                                   ============         ============        =============      ============

Income per share - diluted:
    Income before extraordinary items              $        .46         $        .38        $        1.74      $       1.50
    Extraordinary items                                      --                   --        $        (.38)               --
                                                   ------------         ------------        -------------      ------------
    Net income                                     $        .46         $        .38        $        1.36      $       1.50
                                                   ============         ============        =============      ============




Options to purchase 0 and 0 shares of common stock for the three months ended December 31, 1997 and 1996 respectively and 940,000 and 48,000 shares of common stock for the twelve months ended December 31, 1997 and 1996, respectively, were outstanding but were not included in the computation of diluted earnings per share because the option's exercise price was greater than the average market price of the common shares and, therefore, the effect would be antidilutive.